EXHIBIT 23



                          INDEPENDENT AUDITORS' CONSENT


         We consent to the incorporation by reference on Form S-8 of Scantek Medical Inc. of our report dated September 18, 2001 of Scantek Medical Inc. for the year ended June 30, 2001.





Wiener, Goodman & Company, P.C.
Eatontown, New Jersey
May 13, 2002